                                                                   Exhibit 10.25

                       Forbearance and Amendment Agreement

     Forbearance and Amendment Agreement (this "Agreement"), dated as of March 25, 2003, relating to the Credit Agreement dated as of April 30, 1999, among General Chemical Industrial Products Inc. (the "Company"), General Chemical Canada Ltd. (the "Canadian Borrower"), JPMorgan Chase Bank, as Administrative Agent, J.P. Morgan Bank Canada, as Canadian Administrative Agent, the other agents named therein and the Lenders party thereto ("Lenders") ("Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, the Lenders have extended certain credit facilities to the Company and the Canadian Borrower pursuant to the Credit Agreement;

     WHEREAS, as of the date of this Agreement and as described herein, Forbearance Defaults (as defined below) have occurred and/or may occur under the Credit Agreement and the Borrowers have requested that the Administrative Agent, the Canadian Administrative Agent and the Lenders forbear from exercising certain remedies against the Loan Parties as a result of the Forbearance Defaults;

     WHEREAS, the Lenders have agreed to forbear from exercising formal remedies, including acceleration of amounts owed under the Credit Agreement, as a result of the Forbearance Defaults, for the period and on the terms set forth herein;

     WHEREAS, in order to induce the Lenders to execute this Agreement, the Loan Parties have notified the Lenders that they will not make any payments of any kind in respect of the Senior Subordinated Notes on or after the date hereof (other than reasonable fees and expenses of Jefferies & Company, Inc. and reasonable fees and expenses of Stroock & Stroock & Lavan, LLP for services rendered to the Ad Hoc Committee of holders of the Senior Subordinated Notes);

     NOW, THEREFORE, in consideration of the premises and the agreements and provisions herein contained, the parties hereto agree as follows:

1. The Lenders hereby agree to forbear from exercising formal remedies against the Loan Parties under the Loan Documents (i.e., termination of the Revolving Credit Commitments and the Canadian Revolving Credit Commitments, acceleration pursuant to Section 8 of the Credit Agreement of amounts owed under the Credit Agreement, foreclosure on Collateral and setting off deposits of the Loan Parties against obligations of the Loan Parties under the Loan Documents), arising solely as a result of the Forbearance Defaults. The Lenders agree to waive the Forbearance Defaults to the extent necessary to permit the Borrowers to borrow and request Loans and Letters of Credit in accordance with Section 6 below unless and until the forbearance set forth in this Agreement is terminated in accordance with
     Section 3 below. As used herein "Forbearance Defaults" means any Default or Event of Default arising (i) solely as the

                                                                General Chemical
                                                           Forbearance Agreement

                                                                               2


     result of the failure of the Company to comply with (a) Section 7.1 of the Credit Agreement as of, and for the periods of four consecutive fiscal quarters ending on, March 31, 2003 and June 30, 2003, (b) Section 6.1(a) of the Credit Agreement solely as a result of the failure of the Company to deliver an unqualified accountants report for its 2002 fiscal year, (c)
     Section 6.2(b) of the Credit Agreement solely as a result of the Company's failure to demonstrate compliance with Section 7.1 of the Credit Agreement as of, and for the periods of four consecutive fiscal quarters ending on, March 31, 2003 and June 30, 2003, and (d) Section 6.3 of the Credit Agreement and paragraph (e) of Section 8.1 of the Credit Agreement solely as a result of the failure of the Company to make scheduled interest payments on the Senior Subordinated Notes and (ii) under paragraphs (b) and
     (e) of Section 8.1 of the Credit Agreement solely as a result of the failure of the Company to make scheduled interest payments on the Senior Subordinated Notes. Notwithstanding the foregoing, the Administrative Agent and the Lenders reserve the right to deliver a payment blockage notice under the Senior Subordinated Note Indenture as a result of the Forbearance Defaults.

2. Each Borrower agree that during the Forbearance Period it will not request a Eurodollar Loan with an Interest Period longer than two months or issue an Acceptance with a maturity of longer than 60 days.

3. The forbearance set forth in Section 1 hereof herein shall cease to be effective without any further act or action by the Lenders or the Administrative Agent on the earliest of (i) 4:00 p.m. (New York time) on July 30, 2003, (ii) any time after the date hereof at which Holdings or any of its Subsidiaries makes any direct or indirect payment on or in respect of the Senior Subordinated Notes, (iii) the date on which the Administrative Agent notifies the Company that the Required Lenders, acting in their sole discretion, have determined to terminate their forbearance pursuant to this Agreement because (a) one or more creditors of any Loan Party or its Subsidiaries (other than under the Credit Agreement) are exercising or attempting to exercise any remedies (including accelerating payment of the Senior Subordinated Notes) against any Loan Party or a Subsidiary or any property of any of them, (b) any Loan Party or any of its Subsidiaries grants or suffers any Liens arising or created after the date hereof (other than Liens created to secure obligations under the Loan Documents and Liens created under Section 7.3(a), (b) and (e) of the Credit Agreement), (c) without limitation of clause (ii) above, any Loan Party or any of its Subsidiaries makes any payments on account of Indebtedness (other than Indebtedness under the Credit Agreement) after the date hereof (other than scheduled payments of principal, interest and commitment fees as in effect on the date hereof and payments in the ordinary course of business), (d) the Company has failed to reach substantial agreement with the Administrative Agent on the material terms of an amended credit facility among the Company and the Lenders by May 1, 2003, (e) the Company has failed (i) to finalize (without the objection of the Administrative Agent) the Joint Plan of Reorganization, the Joint Disclosure Statement and plan solicitation materials in connection with the conversion ("Senior Subordinated Notes Conversion") of the Senior Subordinated Notes to common equity of the Company or of a direct holding company of the Company (as determined by the Company and the Lenders) and (ii) to commence solicitation of holders of the Senior Subordinated Notes for the Senior Subordinated

                                                                General Chemical
                                                           Forbearance Agreement

                                                                               3


     Notes Conversion, in each case under this clause (e) by June 30, 2003, or
     (f) a material adverse change in the financial condition, operations or prospects of either Borrower has occurred from the date hereof other than as a result of this Agreement and the failure to make scheduled interest payments on the Senior Subordinated Notes (provided that a failure by the Lenders to act with respect to any of the events described in the preceding clauses (a)-(f) shall not preclude the Lenders from acting with respect to any such events at a later time or any subsequent or similar events) and
     (iv) the occurrence of any Event of Default under the Credit Agreement (other than the Forbearance Defaults described in Section 1 above) or this Agreement. As used herein "Forbearance Period" means the period from the date hereof to the termination of the forbearance pursuant to this Section 3.

4. On the Forbearance Effective Date (as defined below) the Total Commitments will be automatically reduced from $85,000,000 to $70,000,000. The aggregate Revolving Credit Commitments shall be $10,000,000 and the aggregate Canadian Revolving Credit Commitments shall be $60,000,000. The Borrowers shall not entitled to reallocate Commitments pursuant to Section
     2.4 of the Credit Agreement without the consent of the Required Lenders.

5. The Company agrees to pay to the Administrative Agent, (i) for the account of each Lender which has returned an executed counterpart of this Agreement to the Administrative Agent prior to 5:00 p.m. (New York time) on March 25, 2003, a forbearance fee equal to .50% of the Commitment of such Lender (calculated after giving effect to the reduction in the Total Commitments pursuant to Section 4 above), such fee to be earned and payable on the Forbearance Effective Date and (ii) for the account of each Lender which has returned an executed counterpart of this Agreement to the Administrative Agent after 5:00 p.m. (New York time) on March 25, 2003 but prior to 5.00 p.m. (New York time) on March 28, 2003, a forbearance fee equal to .25% of the Commitment of such Lender (calculated after giving effect to the reduction in the Total Commitments pursuant to Section 4 above), such fee to be earned and payable on the date the Administrative Agent receives such Lender's executed counterpart.

6. The Borrowers agree that during the Forbearance Period the aggregate principal amount of the Loans and the L/C Obligations will not exceed the lesser of (i) $60,000,000 and (ii) for any day 115% of the projected usage of the Facilities for such day as set forth in the Credit Agreement Utilization Schedule (i.e. total projected existing and future usage under the Credit Agreement) attached as Schedule A hereto. During the Forbearance Period, the inability of the Borrowers to make the representations and warranties set forth in (a) Sections 4.2 and 4.7 of the Credit Agreement solely as a result of the Forbearance Defaults and (b) Section 4.18, shall not prevent Borrowers from borrowing or requesting Loans and Letters of Credit in accordance with this Agreement. The Borrowers agree that from and after the date hereof the aggregate principal amount of the Loans and the L/C Obligations will not exceed $60,000,000 without the written consent of each Lender.

7. (a) (i) The Company agrees that it will not permit Consolidated Cash Flow for any period set forth below to be less than the amount set forth for such period:

                                                                General Chemical
                                                           Forbearance Agreement

                                                                               4


                Period                                                Minimum
     --------------------------------                                ----------
     January 1, 2003 - March 31, 2003                                 ($142,000)
     January 1, 2003 - April 30, 2003                                  ($65,000)
     January 1, 2003 - May 31, 2003                                  $1,319,000
     January 1, 2003 - June 30, 2003                                 $4,577,000

          (ii) The Company agrees that it will not permit Capital Expenditures for any period set forth below to be greater than the amount set forth for such period:

                Period                                                 Maximum
     --------------------------------                                ----------
     January 1, 2003 - March 31, 2003                                $5,377,000
     January 1, 2003 - April 30, 2003                                $6,406,000
     January 1, 2003 - May 31, 2003                                  $8,009,000
     January 1, 2003 - June 30, 2003                                 $9,211,000

          (b) The Company further agrees to deliver to the Administrative Agent no later than 20 days after the end of each period set forth above (i) financial statements for such period and for the most recent fiscal month in such period in the form customarily prepared by the Company and the Canadian Borrower or otherwise in form reasonably requested by the Administrative Agent and (ii) a certificate of the Chief Financial Officer of the Company setting forth in reasonable detail a calculation of Consolidated Cash Flow and Capital Expenditures for such period.

          (c) The Borrowers agree that as soon as possible and in any event on or prior to May 1, 2003 they shall either (i) cause all cash and cash equivalents of the Company and its Subsidiaries to be maintained at one or more Lenders and all cash management services required by the Company and its Subsidiaries to be provided by one or more Lenders and/or (ii) in the case of the Company and its domestic Subsidiaries, cause all deposit accounts of the Company and its domestic Subsidiaries maintained at Mellon Bank, N.A. to be made subject to one or more control agreements in favor of the Lenders on terms reasonably satisfactory to the Administrative Agent. All cash and cash equivalents of the Company and its Subsidiaries shall be held at the Company or the Canadian Borrower. Notwithstanding the foregoing
     (i) cash and cash equivalents in an aggregate amount not exceeding the US Dollar equivalent of $2,000,000 may be held by Subsidiaries of the Company organized outside the United States and Canada and (ii) cash, cash equivalents and deposit accounts of Soda Ash Partners shall be excluded from the requirements of this paragraph.

          (d) The Company agrees that it will provide weekly "flash" reports and cash flow reports in the form attached hereto as Schedule B no later than three Business Days following Friday of each week.

          (e) The Company agrees that it shall not, and shall cause its Subsidiaries not to, pay dividends or distributions pursuant to Section 7.8(c) or otherwise make payments

                                                                General Chemical
                                                           Forbearance Agreement

                                                                               5


     or distributions in respect of the Management Agreement at any time that a Default or Event of Default (other than the Forbearance Defaults) is continuing.

          (f) The Company agrees that it shall give notice to the Administrative Agent, the Canadian Administrative Agent and each Lender at least 3 Business Days prior to the date upon which Holdings or any of its Subsidiaries makes any direct or indirect payment on or in respect of the Senior Subordinated Notes.

          (f) Failure of the Company to comply with this Section 7 shall constitute an Event of Default.

8. The Borrowers agree that, during the Forbearance Period, (i) the Applicable Margin for Eurodollar Loans and Stamping Fee shall be 4.00% and (ii) the Applicable Margin for ABR Loans, Canadian Base Rate Loans and Canadian Prime Rate Loans will be 2.75%.

9. The Company agrees to notify the Administrative Agent promptly after becoming aware thereof of (a) the exercise of any remedy by any creditor (including the PBGC and other Governmental Authority) against Holdings or any of its Subsidiaries or any property of any of them and (b) any other circumstance which may provide the Administrative Agent or the Required Lenders with the right to terminate their forbearance pursuant to this Agreement. The Company agrees to provide the Administrative Agent at least three Business Days' prior notice before it makes any payment in respect of principal of any Indebtedness (other than Indebtedness under the Credit Agreement). Any such notice shall be delivered by telecopy or electronic mail to officers of the Administrative Agent identified by the Administrative Agent and the Company shall confirm the Administrative Agent's actual receipt thereof.

10. The Borrowers agrees that they will cooperate to provide additional financial information concerning the Borrowers as reasonably requested by the Administrative Agent. Nothing in this Agreement shall limit the right or ability of the Administrative Agent, the Canadian Administrative Agent and the Lenders to demand that the Loan Parties act promptly to create and perfect Liens on their property to secure obligations of the Loan Parties under the Loan Documents.

11. This Agreement shall become effective on the date (the "Forbearance Effective Date") on which the Administrative Agent notifies the Company that it has received executed counterparts of this Agreement from each Borrower and the Required Lenders and an executed acknowledgment of this Agreement from each other Loan Party.

12.  This Agreement may be amended only in writing in accordance with Section
     10.1 of the Credit Agreement and shall be governed by the laws of the State of New York. This Agreement is to be narrowly construed and does not constitute a waiver of any Event of Default. The provisions of Section 10 (including, without limitation, Section 10.9) of the Credit Agreement are incorporated herein, mutatis mutandis. This Agreement is a Loan Document.

                                                                General Chemical
                                                           Forbearance Agreement

                                                                               6


13. This Agreement shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any other Loan Document or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent, the Canadian Administrative Agent or the Lenders, except as expressly provided herein or
     (b) to prejudice any right or rights which the Administrative Agent, the Canadian Administrative Agent or the Lenders may now have or have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to in any Loan Document. Each of the Administrative Agent and the Canadian Administrative Agent (on behalf of itself and the Lenders) hereby expressly reserves all of the Administrative Agent's, the Canadian Administrative Agent's and the Lenders' (as applicable) respective rights and remedies under the Credit Agreement and each of the other Loan Documents, as well as under applicable law. No failure to exercise, delay in exercising or any singular or partial exercise, by the Administrative Agent, the Canadian Administrative Agent or any of the Lenders, of any right, power or remedy hereunder or any of the other Loan Documents shall operate as a waiver thereof, nor shall any of the Loan Documents be construed as a standstill or a forbearance by any of the Agents or the Lenders of their rights and remedies thereunder except as expressly provided herein. This Agreement shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against any party hereto because such party purportedly prepared or requested such provision, any other provision, or this Agreement as a whole.

14. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

15. EACH BORROWER HEREBY (A) CONFIRMS AND ACKNOWLEDGES TO THE ADMINISTRATIVE AGENT, THE CANADIAN ADMINISTRATIVE AGENT AND THE LENDERS THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE ADMINISTRATIVE AGENT, THE CANADIAN ADMINISTRATIVE AGENT AND THE LENDERS FOR THE PAYMENT OF ALL OBLIGATIONS (AS DEFINED IN THE CREDIT AGREEMENT) WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OR NATURE WHATSOEVER AND (B) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS AND THE LIENS ON THE COLLATERAL WHICH WERE GRANTED PURSUANT TO ANY OF THE LOAN DOCUMENTS OR OTHERWISE. EACH OF THE LOAN PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT, THE CANADIAN ADMINISTRATIVE AGENT AND EACH LENDER AND ALL OF THE AFFILIATES OF THE ADMINISTRATIVE AGENT, THE CANADIAN ADMINISTRATIVE AGENT AND EACH LENDER, AND ALL OF THE

                                                                General Chemical
                                                           Forbearance Agreement

                                                                               7


     DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS OF THE ADMINISTRATIVE AGENT, THE CANADIAN ADMINISTRATIVE AGENT, EACH LENDER AND SUCH AFFILIATES, FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION (KNOWN AND UNKNOWN) ARISING OUT OF OR IN ANY WAY RELATING TO ANY OF THE LOAN DOCUMENTS AND ANY DOCUMENTS, AGREEMENTS, DEALINGS OR OTHER MATTERS CONNECTED WITH ANY OF THE LOAN DOCUMENTS, IN EACH CASE TO THE EXTENT ARISING (X) ON OR PRIOR TO THE DATE HEREOF OR (Y) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE DATE HEREOF.

16. EACH LOAN PARTY (OTHER THAN THE BORROWERS) HEREBY (A) CONFIRMS AND AGREES THAT ITS OBLIGATIONS (INCLUDING GUARANTEE OBLIGATIONS) PURSUANT TO THE LOAN DOCUMENTS ARE AND SHALL CONTINUE TO BE, IN FULL FORCE AND EFFECT AND ARE HEREBY CONFIRMED AND RATIFIED IN ALL RESPECTS; (B) CONFIRMS AND ACKNOWLEDGES THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE ADMINISTRATIVE AGENT, THE CANADIAN ADMINISTRATIVE AGENT AND THE LENDERS FOR THE PAYMENT OF ALL OF THE OBLIGATIONS WHICH IT HAS GUARANTEED, WITHOUT OFFSET, DEFENSE, CAUSE OR ACTION OR COUNTERCLAIM OF ANY KIND OF NATURE WHATSOEVER; AND (C) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE LOAN DOCUMENTS TO WHICH IT IS A PARTY AND THE LIENS IN THE COLLATERAL WHICH WERE GRANTED BY IT PURSUANT TO ANY OF THE LOAN DOCUMENTS OR OTHERWISE.

                  [Remainder of page intentionally left blank.]

                                                                General Chemical
                                                           Forbearance Agreement

                                                                               8


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date set forth above.

                               GENERAL CHEMICAL INDUSTRIAL PRODUCTS INC.


                               By:    /s/ DAVID S. GRAZIOSI
                                      ------------------------------------------
                               Name:  David S. Graziosi
                               Title: Vice President and Chief Financial Officer


                               GENERAL CHEMICAL CANADA LTD.


                               By:    /s/ DAVID S. GRAZIOSI
                                      ------------------------------------------
                               Name:  David S. Graziosi
                               Title: Vice President


                               JPMORGAN CHASE BANK, as
                               Administrative Agent and as a Lender


                               By:    /s/ LAWRENCE PALUMBO, JR.
                                      ------------------------------------------
                               Name:  Lawrence Palumbo, Jr.
                               Title: Vice President


                               THE BANK OF NOVA SCOTIA


                               By:    /s/ J. W. CAMPBELL
                                      ------------------------------------------
                               Name:  J. W. Campbell
                               Title: Managing Director

                               BANK ONE, NA (MAIN OFFICE CHICAGO)


                               By:    /s/ RICHARD R. HOWARD
                                      ------------------------------------------
                               Name:  Richard R. Howard
                               Title: Vice President


                               DEUTSCHE BANK TRUST COMPANY AMERICAS


                               By:    /s/ PATRICK DOWLING
                                      ------------------------------------------
                               Name:  Patrick Dowling
                               Title: Vice President


                               GENERAL ELECTRIC CAPITAL CORPORATION


                               By:    /s/ JAMES DESANTIS
                                      ------------------------------------------
                               Name:  James DeSantis
                               Title: (Illegible)


                               DRESDNER BANK AG, New York and Grand Cayman
                               Branches


                               By:    /s/ THOMAS R. BRADY
                                      ------------------------------------------
                               Name:  Thomas R. Brady
                               Title: Director


                               By:    /s/ PHILLIP J. GASS
                                      ------------------------------------------
                               Name:  Phillip J. Gass
                               Title: Analyst

                               DEUTSCHE BANK AG, CANADA BRANCH


                               By:    /s/ KARYN CURRAN
                                      ------------------------------------------
                               Name:  Karyn Curran
                               Title: Credit Product Manager


                               By:    /s/ MARIA GORZEN
                                      ------------------------------------------
                               Name:  Maria Gorzen
                               Title: Vice President


                               DRESDNER BANK CANADA


                               By:    /s/ (Illegible)
                                      ------------------------------------------
                               Name:  (Illegible)
                               Title: (Illegible)


                               BANK ONE, CANADA


                               By:    /s/ RICHARD R. HOWARD
                                      ------------------------------------------
                               Name:  Richard R. Howard
                               Title: Vice President


                               JPMORGAN CHASE BANK, TORONTO BRANCH


                               By:    /s/ CHRISTINE CHAN
                                      ------------------------------------------
                               Name:  Christine Chan
                               Title: Vice President


                               J.P. MORGAN BANK CANADA, as Canadian
                               Administrative Agent


                               By:    /s/ CHRISTINE CHAN
                                      ------------------------------------------
                               Name:  Christine Chan
                               Title: Vice President

Each of the undersigned Loan Parties
acknowledges and agrees to the foregoing
Agreement and confirms all of its
payment and performance obligations
under the Loan Documents and the
continuing perfection and priority of
all Liens created by it under each Loan
Document:

GENERAL CHEMICAL (SODA ASH) INC.
GENERAL CHEMICAL INTERNATIONAL INC.
NEW HAMPSHIRE OAK, INC.


By: /s/ DAVID S. GRAZIOSI
   ----------------------------
   Name:  David S. Graziosi
   Title: Vice President

                                                                      Schedule A

                      Credit Agreement Utilization Schedule

Period                                       Projected Usage   Maximum Usage(1)
------------------------------               ---------------   ----------------
March 25, 2003 - June 13, 2003                 49,144,083         56,515,695

June 14, 2003 - June 20, 2003                  50,781,029         58,398,184

June 21, 2003 - June 27, 2003                  52,335,553         60,000,000

June 28, 2003 - July 11, 2003                  53,910,150         60,000,000

July 12, 2003 - July 24, 2003                  55,525,605         60,000,000

July 25, 2003 - July 30, 2003                  54,739,605         60,000,000

(1) Calculated as the lesser of (i) $60,000,000 and (ii) 115% of the projected usage of the Facilities

                                                                      Schedule B

                       Form of Flash and Cash Flow Report

General Chemical Industrial
             Products, Inc.
 Cash Activity Flash Report

                             ----------
        For the Week Ended:
                             ----------

                             ---------------------------   --------------------------------------
                             Current                       Forbearance
                             Period                           Period
                             ---------------------------   --------------------------------------
                                                               Actual          Budgeted
                                Actual   Budgeted   Diff   Period to Date   Period to Date   Diff
                                ------   --------   ----   --------------   --------------   ----
               Cash Receipts:
US Operations excluding GCSAP
          Canadian Operations
                                ------   --------   ----   --------------   --------------   ----
               Total Receipts

          Cash Disbursements:
US Operations excluding GCSAP
          Canadian Operations
                                ------   --------   ----   --------------   --------------   ----
          Total Disbursements

                                ------   --------   ----   --------------   --------------   ----
                Net Cash Flow       --         --     --               --               --     --

       Beginning Cash Balance
                                ------   --------   ----   --------------   --------------   ----
                Net Cash Flow       --         --     --               --               --     --
            Actual Borrowings
                                ------   --------   ----   --------------   --------------   ----
          Ending Cash Balance       --         --     --               --               --     --
                                ======   ========   ====   ==============   ==============   ====

              Debt Commitment

       Beginning Loans & LC's
                    New Loans
                                ------   --------   ----   --------------   --------------   ----
          Ending Loans & LC's       --         --     --               --               --     --

                                ------   --------   ----   --------------   --------------   ----
                  Availablity       --         --     --               --               --     --

  Explanations of significant
                   variances: